UNITED STATES
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  February 26, 2001

                                RSI SYSTEMS, INC.
                                -----------------
             (Exact name of Registrant as specified in its charter)


          MINNESOTA                       0-27106                41-1767211
          ---------                       -------                ----------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
       incorporation)                                        Identification No.)

5593 W 78th Street, Minneapolis, Minnesota                         55439
------------------------------------------                         -----
 (Address of principle executive offices)                        (Zip Code)

Registrant's telephone number, including area code:   (952) 896-3020
                                                      --------------


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(Former name or former address, if changed since last report.)




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ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

              Not Applicable

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              Not Applicable

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

              Not Applicable

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              Not Applicable

ITEM 5.       OTHER EVENTS.

              On February 23, 2001, the Company privately placed 1,400,000 shares of its common stock in a with Digital Investors, L.L.C. for a purchase price of $490,000 ($.35 per share) in accordance with the terms of a Stock Purchase Agreement between the Company and Digital Investors, L.L.C. (Refer to exhibit 1).

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not Applicable

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              Exhibit 1 -- Press Release.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RSI Systems, Inc.



                                        By: /s/ James D. Hanzlik
                                            ------------------------------------
                                        James D. Hanzlik
                                        Its: Vice President of Finance
                                        and Chief Financial Officer

Dated:    February 26, 2001











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